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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 AMENDMENT NO. 1



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report                                           SEPTEMBER 29, 2000
    (Date of earliest event reported)                        (FEBRUARY 22, 2000)


                             U.S. LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-25339                                        33-0586167
    (Commission File Number)             (I.R.S. Employer Identification Number)



    7895 Convoy Court, Suite 18, San Diego, CA.                     92111
     (Address of principal executive offices)                     (Zip Code)



                                 (858) 715-5800
              (Registrant's telephone number, including area code)


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

         U.S. Laboratories, Inc., a Delaware corporation ("U.S.
Laboratories"), hereby amends Item 7 of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 9, 2000, as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  On February 22, 2000, Unitek Technical Services, Inc., a wholly-owned subsidiary of U.S. Laboratories ("Unitek"), completed its acquisition (the "Acquisition") of certain of the assets of Intertek, Inc. ("Intertek"). In connection with the Acquisition, attached as Exhibit 99.1 is a copy of Intertek's audited consolidated financial statements at December 31, 1998 and 1999, together with the report of the independent auditors on those consolidated financial statements.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The following unaudited pro forma condensed combined financial information gives effect to the acquisition of Intertek by Unitek, using the purchase method of accounting in accordance with generally accepted accounting principles. The unaudited pro forma condensed combined financial information is based upon the historical financial statements of the respective companies.

                  The following unaudited pro forma combined financial information is attached hereto:

                  (i) Pro Forma Condensed Combined Balance Sheet as of December 31, 1999 (unaudited).

                  (ii) Pro Forma Condensed Combined Statement of Income/Loss for
                       the year ended December 31, 1999 (unaudited).

         (c)      EXHIBITS.

                  Exhibit 99.1 - See financial statements described above in
Item 7(a).

                            U.S. LABORATORIES, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                         DECEMBER 31, 1999 (UNAUDITED)



                                                             U.S.            INTERTEK,                 PRO FORMA            PRO
                                                       LABORATORIES, INC.      INC.                   ADJUSTMENTS          FORMA
                                                         (AS REPORTED)     (HISTORICAL)
Assets:

Current Assets:
Cash and Cash Equivalents .............................  $  1,217,527      $     54,401      (A)       (1,000,000)     $    271,928
Receivables ...........................................     4,783,095         2,377,909      (G)         (741,640)        6,419,364
Work-In Process .......................................       329,899                 -                         -           329,899
Prepaid Expenses ......................................        85,147            63,915                         -           149,062
Current portion Note Receivable-Related Party .........        46,905                 -                         -            46,905
                                                         ------------      ------------              ------------      ------------

              Total Current Assets ....................  $  6,462,573      $  2,496,225              $ (1,741,640)     $  7,217,158

Note Receivable - Related Party .......................        93,809                 -                         -            93,809
Furniture & Equipment .................................     1,102,149           123,871      (C)           46,888         1,272,908
Excess cost over fair value of net assets acquired ....     1,629,826                 -      (B)           89,000         1,718,826
Other assets ..........................................       303,420                 -                         -           303,420
                                                         ------------      ------------              ------------      ------------

              Total Assets ............................  $  9,591,777      $  2,620,096              $ (1,605,752)     $ 10,606,121


Liabilities & Stockholders' Equity:

Current Liabilities:
Line of Credit ........................................  $     63,641                 -      (D)     $    650,000      $    713,641
Notes Payable .........................................       295,041           191,346      (H)         (191,346)          295,041
Accounts Payable ......................................       736,540           137,038                         -           873,578
Accrued Liabilities ...................................       308,757           227,306                         -           536,063
Income Tax Payable ....................................     1,083,637                 -                         -         1,083,637
                                                         ------------      ------------              ------------      ------------

              Total Current Liabilities ...............  $  2,487,616      $    555,690              $    458,654      $  3,501,960

Long Term Debt ........................................       283,173         3,342,365      (H)       (3,342,365)          283,173
Notes Payable .........................................       225,000                 -                         -           225,000
                                                         ------------      ------------              ------------      ------------

              Total Liabilities .......................  $  2,995,789      $  3,898,055              $ (2,883,711)     $  4,010,133

Stockholders' Equity:

Common Stock ..........................................        32,000               200      (C)             (200)           32,000
Treasury Stock ........................................      (114,088)                -                         -          (114,088)
Additional Paid-in-Capital ............................     5,188,442         8,299,848      (C)       (8,299,848)        5,188,442
Retained Earnings (Deficit) ...........................     1,489,634        (9,578,007)     (C)        9,578,007         1,489,634
                                                         ------------      ------------              ------------      ------------

              Total Stockholders' Equity (Deficit) ....  $  6,595,988      $ (1,277,959)             $  1,277,959      $  6,595,988

Total Liabilities and Stockholders' Equity (Deficit) ..  $  9,591,777      $  2,620,096              $ (1,605,752)     $ 10,606,121

                            U.S. LABORATORIES, INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME/LOSS
                         DECEMBER 31, 1999 (UNAUDITED)

                                                         U.S.           INTERTEK,                PRO FORMA           PRO
                                                  LABORATORIES, INC.      INC.                   ADJUSTMENTS         FORMA
                                                    (AS REPORTED)     (HISTORICAL)
Revenue .........................................   $ 16,397,060      $  8,058,864                         -      $ 24,455,924

Cost of Goods Sold ..............................      8,242,875         5,473,778                         -        13,716,653
                                                    ------------      ------------              ------------      ------------

Gross Profit ....................................      8,154,185         2,585,086                         -        10,739,271

Selling, General and Administrative Expenses ....      7,047,988         3,115,004      (F)          (68,800)       10,094,192

Other (Income) Expense,net ......................        (35,916)                -                         -           (35,916)

Interest (Income) Expense,net ...................         (7,088)          382,692      (H)         (382,692)           (7,088)

Loss on Impairment of Goodwill ..................              -         2,385,441      (F)       (2,385,441)                -
                                                    ------------      ------------              ------------      ------------

Income/(Loss) Before Provision for Income Taxes .      1,149,201        (3,298,051)                2,836,933           688,083

Provision for Income Tax ........................        499,000                        (E)         (208,000)          291,000
                                                    ------------      ------------              ------------      ------------

Net Income/(Loss) ...............................   $    650,201      $ (3,298,051)             $  3,044,933      $    397,083
                                                    ============      ============              ------------      ------------

Net Income per Share:
Pro Forma Basic and Diluted
Income per Share ................................           0.21                 -                         -              0.13

Shares Issued in Computation of Pro Forma Basic
and Diluted Income per Share ....................      3,062,810                 -                         -         3,062,810

U.S. Laboratories Inc.
NOTES to Unaudited Pro Forma Condensed Financial Information



(A) This adjustment reflects the pro forma effect on cash at December 31, 1999 giving effect to the amount of internal funds used by U.S. Laboratories to finance the acquisition of Intertek, Inc.

(B) This adjustment reflects the initial pro forma increase to goodwill resulting from the acquisition and includes an estimated amount for certain known, direct costs of the acquisition and adjustments that may occur as a result of the allocation of the purchase price which will be completed in accordance with APB opinion No. 16 and 17, as amended.

(C) This adjustment eliminates the equity of Intertek, Inc. as of the date of the acquisition.

(D) This adjustment reflects the amount borrowed by US Laboratories to purchase Intertek, Inc. as of the date of acquisition February 22, 2000.

(E) This adjustment reflects the pro forma effects on the consolidated income tax expense resulting from the other pro forma adjustments to the pro forma condensed combined statement of income/loss.

(F) This adjustment adjusts $2,385,441 of losses from the impairment of goodwill and $68,800 in amortization of goodwill which, although are included in the historical results of operations of Interek, Inc., are non-recurring in nature.

(G) This adjustment includes $741,640 of accounts receivable due from an affiliate of Intertek, Inc. and was not part of the purchased assets.

(H) This adjustment reflects the elimination of long term debt due to Intertek, Inc.s' parent company of $3,342,365, $191,346 in related intercompany interest expense payable and $382,692 in intercompany expense which will not be paid or assumed by U.S. Laboratories as part of the purchase transaction.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             U.S. LABORATORIES, INC.


Dated: September 29, 2000     By:   /s/ Donald Alford
                                    --------------------------------------------
                                    Donald Alford
                                    Executive Vice President and Secretary


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